UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01731

SOURCE CAPITAL, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

SOURCE CAPITAL, INC.

2022

SEMIANNUAL REPORT

for the six months ended June 30, 2022

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Overview

Source Capital Inc.'s ("Source" or "Fund") net asset value (NAV) decreased 8.03% in 2022's second quarter and decreased 8.61% for the trailing twelve months, favorable when compared its two relevant benchmarks.

Exhibit A: Performance Versus Indices1

	Q2 2022	Trailing 12-month
Source Capital (NAV)	-8.03%	-8.61%
MSCI ACWI NR USD	-15.66%	-15.75%
60% MSCI ACWI NR USD/ 40% Bloomberg US Agg	-11.36%	-13.43%
60% S&P 500 / 40% Bloomberg US Agg	-11.63%	-10.24%

Exhibit B: Portfolio Exposure2

Q2 2022
Equity
Common Stocks*	46.4%
Common Stocks—SPACs	8.2%
Total Equity	54.8%
Credit
Public	23.7%
Private (Invested assets only)	18.5%
Total Credit	42.2%
Other	0.2%
Cash	3.0%
Total	100%

The MSCI ACWI declined more than 20% from peak to trough during the first half of 2022. The decline in global equity indexes was broad-based, leaving little unscathed, with energy as one of the few exceptions, as rising interest rates, high inflation, fears of a weakening economy, and greater caution around funding risky, money-losing companies. Market declines can be psychologically difficult, but are to be expected, and can be used to allocate capital towards re-priced and newly attractive opportunities. We are predisposed to lean into price weakness by adding to what we believe are quality businesses at increasingly attractive prices, acquiring debt at equity-like returns, building positions in long-admired franchises, and occasionally seeking out opportunities in distressed and deeply out-of-favor situations.

1  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund's net asset value (NAV).

2  Source: FPA, as of June 30, 2022.

*  Includes a 0.2% allocation to the Altaba closed-end fund, and excludes investments in special purpose acquisition companies ("SPACs"). Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments. Totals may not add up due to rounding.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Portfolio Discussion

Equity

The top contributors to and detractors from the Fund's trailing twelve-month returns are listed below.

Exhibit C: Trailing Twelve Month Contributors and Detractors as of June 30, 20223

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Glencore	0.71%	1.9%	Comcast	-1.07%	3.1%
American International Group	0.46%	2.6%	Naspers/Prosus	-0.83%	1.5%
Aon	0.41%	2.0%	Citigroup	-0.81%	2.1%
Broadcom	0.37%	2.5%	Meta Platforms	-0.81%	1.2%
FirstEnergy	0.14%	1.0%	Holcim	-0.79%	2.6%
	2.08%	10.0%		-4.31%	10.4%

In the last twelve months, Source's top five performers contributed 2.08% to its return, while its bottom five detracted 4.31%. We believe that some of these ups and downs might prove ephemeral, but we'll address where our thesis is being validated or where it might be broken.

Glencore is one of the largest globally diversified commodity businesses operating both industrial and marketing businesses. Importantly, we believe Glencore operates in a genuinely shareholder-oriented manner. Source purchased Glencore off-and-on from 2018 through 2020 at what we believe is a single digit multiple of normal earnings power. The opportunity presented itself when investors were less willing to own commodity sensitive businesses due to a period of low inflation and general disregard for valuation. Net of distributions of above average cyclical profits likely to be earned in 2022, we believe the company still trades at an attractive valuation relative to its long-term earnings power, justifying its continued presence in the Fund.

Our investment thesis on the names that have detracted from performance have not materially changed but highlight the following.

Prosus' stock price has declined along with the values of their investment portfolio. Our thesis has somewhat improved as management recently announced a share repurchase program that will be funded, in part, by periodic and partial sales of its Tencent holding. Given that its stock price trades at a greater than 35% discount to its estimated net asset value (NAV), share repurchases should be accretive. The Company's stock price has appreciated 26% since the announcement.4

Comcast, along with our investment in Charter, the Fund's investment in the US cable industry, is an example of us leaning into fear. These investments have underperformed in the last year but still trade above the Fund's cost basis. The industry has been plagued by fears of video cord cutting, and competition from 5G and Fiber to the Home. This allowed us to buy and to continue to hold both Comcast and Charter Communications. These businesses trade at what we believe are reasonable valuations and we think should have attractive growth in free cash flow over the next decade. We expect that they will allocate that free cash flow in the best interest of shareholders, given that they are controlled by owner-operators.

We added five new equity positions to the Fund and exited one in the quarter. One of the new equity positions the Fund has taken on includes CarMax.

CarMax has three operating segments: used retail, used wholesale, and used auto lending. The general market decline and recession concerns have caused its stock price to decline by almost half since it peaked in Q4 2021. CarMax is the largest US company in the used car retail space. We think CarMax has the opportunity to gain share in the market due to its strong wholesale business, historically good returns on capital, and an excellent management team that invests for the future and allocates capital with an owner-oriented mindset.5 Recessionary concerns are valid as their lending business, in particular, will likely be hurt. We would not be surprised to see its stock price decline as a result and would consider the opportunity to increase the Fund's stake at that time.

3  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

4  Source: Prosus announcement, June 27, 2022. Appreciation is in Euros, the local currency as of July 21, 2022. https://www.prosus.com/news/the-group-announces-the-beginning-of-an-open-ended-share-repurchase-programme-of-prosus-and-naspers-shares/

5  Source: FPA, recent Company filings, Automotive News. As of June 30, 2022.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

In equities, more traditional value stocks are no longer as inexpensive, unlike March 2020 when value spreads (the cheapest 20% of the market versus the market average) got to 2008 levels of cheapness. We have therefore spent more time considering (and adding to) faster growing, better quality businesses, many of which are both less expensive than the market today and where they have historically been valued, as supported in the following Exhibits D and E.

Exhibit D: Valuation Spreads—The Cheapest Quintile Compared to the Market Average
(1926—June 30, 2022)6

Exhibit E: The Big Growers—Relative Price to Sales Ratio7

6  Source: Empirical Research Analysis, National Bureau of Economic Research. As of June 30, 2022. Cheapest quintile refers to the most undervalued 20% of stocks in an analysis of large-capitalization US stocks. Standard Deviation is a measure of dispersion of a data set from its mean. Prior to 1952, the spread is measured using the price-to-book data of the largest 1,500 stocks. Current Level refers to the valuation spread as of June 30, 2022 which is 0.4 standard deviations above the mean.

7  Source: Empirical Research Partners ("ERP") Analysis, National Bureau of Economic Research, as of June 5, 2022. Equally-weighted data. ERP categorized a group of 75 US large-capitalization stocks that they have faster and stronger growth credentials than the rest of the US large-cap universe as 'Big Growers'. The analysis covers the period January 1960 through June 5, 2022.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

We will remain flexible, and seek to take advantage of opportunities that present a margin of safety, whether they are perceived as "value" or "growth." 8

Relatively speaking, international markets continue to trade at lower valuations than that of the US, as shown in Exhibit F below. That explains, in part, the Fund's increase in international exposure from 23.9% to 37.4% of the Fund's net equities over the last four years. We continue to find attractive opportunities outside of the US.

Exhibit F: Twelve-Month Forward Price to Earnings Ratio Discount
MSCI AC World Index ex-US vs S&P 500 Index9

8  Margin of Safety—Buying with a "margin of safety" is when a security is purchased at a discount to the portfolio manager's estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

9  As of June 30, 2022. Source: Factset, MSCI, Standard & Poor's, J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Fixed Income

Traditional

Credit (investments rated BBB or lower) has become cheaper, but we would not say it is generally attractive. The following chart shows the history of the BB component of the high yield, index excluding energy. We often look at this measure of the market for a more consistent view of history, less burdened by changes in composition of the index over time.

Exhibit G: Bloomberg US High-Yield BB excluding Energy10

It is tempting to look at charts like these, marvel at how much yields and spreads have increased recently and proclaim "the market is cheap"! Yes, the market is cheaper compared to a 2.7% yield which is where the above index traded in September 2021. But is the market cheap or attractively priced on an absolute basis? We do not think so and the reason is that not all markets are created equal. The high yield bond universe that exists today is the rotten fruit of seeds planted in the past couple of years when easy monetary policy created an environment where investors clamored for return. As a consequence of those times, today's high yield bond universe is marked by higher leverage, thinner tranches and weaker protections for investors. Nevertheless, we never stop looking because, as described earlier, we sometimes find select opportunities that are attractive.

Private Credit

The Fund's private credit holdings continue to ramp. The Fund's exposure (committed + invested capital) increased to 28.1% at quarter end vs. 24.7% at the end of 2021 and 11.7% at the end of 2020. We are currently underwriting potential private credit investment opportunities to an expected rate of return of approximately 9% to 11%.11

Convertible Bonds

Exposure to high-yield bonds has been low due to historically low yields and spreads to Treasuries. Since Q4, the high-yield bond index has declined 10% as both Treasury yields have increased, and credit spreads have widened. We have begun to see some compelling

10  Source: Bloomberg. As of 6/30/2022. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury.

11  There can be no guarantee that current or future investments will achieve the expected rate of return used in evaluating such private credit investments.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

risk-adjusted opportunities in convertible bonds specifically for the first time since 2000. Many stocks have seen a tremendous decline in price, particularly those companies that are still in their earlier stages with business models that have yet to be optimized. Some of these companies had raised money to fund their growth via convertible bonds initially with yields of 1% and lower. With the conversion price now well out of the money due the decline in their stock prices, the bonds have traded down and now offer what we believe are attractive yields to intermediate term maturities that leave some optionality should these businesses succeed. If this is the case, we would expect the market to reward them with a higher stock price that should translate to a higher bond price; and an outside chance that the convertible feature pays off prior to maturity. The average yield-to-maturity of these bonds is currently 12.8%, 440 basis points better than the 8.4% yield currently offered in the high-yield market.12 The allocation to these bonds is small for now, but we are hopeful a combination of a further increase in interest rates and continued stock market volatility may allow us to increase the allocation to this space.

Corporate and Other Matters

Distribution and Yield

On May 9, 2022, the Fund's Board approved maintaining the Fund's regular monthly distribution at the current rate of 18.5 cents per share through August 2022.13 This equates to an annualized 5.95% unlevered distribution rate based on the Fund's closing market price on June 30, 2022.

Share Buyback

Source's average discount to NAV rose during the 2nd quarter of 2022 to 7.79% vs. 6.36% in the 1st quarter. The Fund repurchased 29,433 shares during the 2nd quarter, representing 0.352% of the outstanding shares, at an average price of $37.96 per share and at an average discount to NAV of 8.80%.14

Discount to NAV

The Fund's discount to NAV closed at 7.09% on June 30, 2022, up from 5.13% at the end of the 1st quarter of 2022. The average discount to NAV for the trailing twelve months was 6.57%.15

Closing

We are living through what is not our first volatile period. While we cannot tame volatility, we have learned to make friends with it. A decline in price can afford us the opportunity to buy as much as an increase can offer the chance to sell. We believe our hyper focus on price and business quality should allow us to successfully navigate this current turbulent moment in time.

Respectfully submitted,

Source Capital Portfolio Management Team

August 15, 2022

12  Source: FPA, Bloomberg. As of June 30, 2022.

13  For more information related to the Fund's distribution rate, please see the press release dated May 9, 2022 https://fpa.com/docs/default-source/funds/source-capital/literature/source-capital-pr-may-2022-final.pdf?sfvrsn=c4d909d_2. Dividends and other distributions are not guaranteed.

14  For more information related to the Fund's share repurchase program, please see the press release dated January 4, 2022 (https://fpa.com/docs/default-source/fpa-news-documents/2022-01-04_source-capital-jan-2022-final.pdf?sfvrsn=4a01909d_6).

15  Source: FPA. The averages are calculated using daily discount rates.

  Past performance is no guarantee, nor is it indicative, of future results.

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting www.fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained atwww.fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund's shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income securities, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

SOURCE CAPITAL, INC.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund's net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund's capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund's common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Investing in Special Purpose Acquisition Companies ("SPACS") involves risks. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. SPACs are not required to provide the depth of disclosures or undergo the rigorous due diligence of a traditional initial public offering (IPO). Investors in SPACs may become exposed to speculative investments, foreign or domestic, in higher risk sectors/industries. SPAC investors generally pay certain fees and give the sponsor certain incentives (e.g., discounted ownership stakes) not found in traditional IPOs. Due to this, an investment in a SPAC may include potential conflicts and the potential for misalignment of incentives in the structure of the SPAC. For more information relating to the risks of investing in SPACs please refer to the Fund's offering documents or FPA's Form ADV Part 2A.

Distribution Rate

Distributions may include ordinary income, net capital gains and/or returns of capital. Generally, a return of capital would occur when the amount distributed by the Fund includes a portion of (or is comprised entirely of) your investment in the Fund in addition to (or rather than) your pro-rata portion of the Fund's net income or capital gains. The Fund's distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with "yield" or "income." A return of capital is not taxable; rather it reduces a shareholder's tax basis in his or her shares of the Fund. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a separate written Section 19 notice. Such notices are provided for informational purposes only, and should not be used for tax reporting purposes. Final tax characteristics of all Fund distributions will be provided on Form 1099-DIV, which is mailed after the close of the calendar year.

The Fund's distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate at a future time.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

SOURCE CAPITAL, INC.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Bloomberg Barclays US Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg US High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg US High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

60% S&P 500/ 40% Bloomberg Barclays US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Bond Index.

60% MSCI ACWI/ 40% Bloomberg Barclays US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg Barclays US Aggregate Bond Index.

Other Definitions

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality

Discount to Net Asset Value (NAV) is a pricing situation when an exchange-trade fund (ETF) or mutual fund's market trading price is lower than its daily net asset value (NAV).

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Market Capitalization refers to the total dollar market value of a company's outstanding shares of stock. Commonly referred to as "market cap," it is calculated by multiplying the total number of a company's outstanding shares by the current market price of one share.

Market Cycles, also known as stock market cycles, is a wide term referring to trends or patterns that emerge during different markets or business environments.

Net Asset Value (NAV) represents the net value of a mutual fund and is calculated as the total value of the fund's assets minus the total value of its liabilities, and is shown as a per share price.

Net Equity Exposure includes long equity securities minus short-sales and preferred securities.

Net Risk Exposure is a measure of the extent to which a fund's trading book is exposed to market fluctuations. In regard to the Fund, it is the percent of the portfolio exposed to Risk Assets.

Nominal yield is s the coupon rate on a bond.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies, but does not include cash and cash equivalents.

Real yield is the nominal yield of a bond minus the rate of inflation

Standard Deviation is a measure of the dispersion of a set of data from its mean.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2022
(Unaudited)

Common Stocks		46.2%
Semiconductor Devices	4.8%
Internet Media	4.2%
Cable & Satellite	3.8%
Industrial Distribution & Rental	3.4%
Application Software	3.4%
Cement & Aggregates	3.0%
Diversified Banks	2.2%
P&C Insurance	2.2%
Electrical Components	2.1%
Insurance Brokers	1.7%
Base Metals	1.7%
Investment Companies	1.6%
Banks	1.5%
Food Services	1.3%
Integrated Utilities	1.2%
Chemicals	1.2%
E-Commerce Discretionary	1.1%
Midstream — Oil & Gas	0.9%
Railroad Rolling Stock	0.9%
Apparel, Footwear & Accessory Design	0.7%
Commercial & Residential Building Equipment & Systems	0.6%
Real Estate Owners & Developers	0.6%
Automotive Retailers	0.4%
Energy	0.4%
Hotels, Restaurants & Leisure	0.4%
Oil & Gas Services & Equipment	0.3%
Entertainment Content	0.3%
Industrials	0.2%
Retailing	0.1%
Special Purpose Acquisition Companies		8.2%
Limited Partnerships		11.0%
Preferred Stocks		0.1%
Closed End Fund		0.2%
Warrants		0.1%
Bonds & Debentures		31.2%
Asset-Backed Securities	14.2%
Corporate Bank Debt	7.5%
Corporate Bonds & Notes	6.4%
Convertible Bonds	2.7%
Commercial Mortgage-Backed Securities	0.4%
Residential Mortgage-Backed Securities	0.0%
Short-term Investments		2.3%
Other Assets And Liabilities, Net		0.7%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2022
(Unaudited)

COMMON STOCKS	Shares	Fair Value
SEMICONDUCTOR DEVICES — 4.8%
Analog Devices, Inc.	51,188	$7,478,055
Broadcom, Inc.	12,915	6,274,236
NXP Semiconductors NV (Netherlands)	15,754	2,332,065
		$16,084,356
INTERNET MEDIA — 4.2%
Alphabet, Inc. Class A(a)	2,162	$4,711,560
Alphabet, Inc. Class C(a)	1,639	3,585,231
Baidu, Inc. ADR Class A (China)(a)	14,740	278,953
Meta Platforms, Inc. Class A(a)	16,007	2,581,129
Prosus NV (Netherlands)	46,939	3,073,374
		$14,230,247
CABLE & SATELLITE — 3.8%
Charter Communications, Inc. Class A(a)	6,973	$3,267,060
Comcast Corp. Class A	246,067	9,655,669
		$12,922,729
INDUSTRIAL DISTRIBUTION & RENTAL — 3.4%
Ferguson PLC (Britain)	14,934	$1,653,343
Howmet Aerospace, Inc.	115,821	3,642,570
LG Corp. (South Korea)	51,345	3,080,542
Safran SA (France)	30,110	2,972,681
		$11,349,136
APPLICATION SOFTWARE — 3.4%
Activision Blizzard, Inc.	30,172	$2,349,192
Entain PLC (Isle of Man)(a)	55,669	843,685
Epic Games, Inc.(b)(c)(d)	4,347	2,425,626
Nexon Co. Ltd. (Japan)	64,272	1,315,947
Nintendo Co. Ltd. (Japan)	3,284	1,420,291
Open Text Corp. (Canada)	78,580	2,973,467
		$11,328,208
CEMENT & AGGREGATES — 3.0%
HeidelbergCement AG (Germany)	36,756	$1,765,686
Holcim AG (Switzerland)	192,651	8,243,642
		$10,009,328
DIVERSIFIED BANKS — 2.2%
Citigroup, Inc.	130,269	$5,991,071
Flutter Entertainment PLC (Ireland)(a)	6,664	668,761
Gulfport Energy Corp.(a)	9,680	769,657
		$7,429,489
P&C INSURANCE — 2.2%
American International Group, Inc.	141,958	$7,258,313
		$7,258,313
ELECTRICAL COMPONENTS — 2.1%
TE Connectivity Ltd. (Switzerland)	62,709	$7,095,523
		$7,095,523
INSURANCE BROKERS — 1.7%
Aon PLC Class A (Britain)	20,985	$5,659,235
		$5,659,235

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS (Continued)	Shares	Fair Value
BASE METALS — 1.7%
Glencore PLC (Switzerland)	1,032,538	$5,594,501
		$5,594,501
INVESTMENT COMPANIES — 1.6%
Groupe Bruxelles Lambert SA (Belgium)	63,965	$5,341,119
		$5,341,119
BANKS — 1.5%
Wells Fargo & Co.	132,220	$5,179,057
		$5,179,057
FOOD SERVICES — 1.3%
JDE Peet's NV (Netherlands)	141,142	$4,017,229
Just Eat Takeaway.com NV (Netherlands)(a)(e)	16,977	268,040
		$4,285,269
INTEGRATED UTILITIES — 1.2%
FirstEnergy Corp.	74,696	$2,867,579
PG&E Corp.(a)	114,773	1,145,435
		$4,013,014
CHEMICALS — 1.2%
International Flavors & Fragrances, Inc.	33,584	$4,000,526
		$4,000,526
E-COMMERCE DISCRETIONARY — 1.1%
Alibaba Group Holding Ltd. (China)(a)	62,621	$893,012
Amazon.com, Inc.(a)	23,860	2,534,171
Booking Holdings, Inc.(a)	18	31,482
Delivery Hero SE (Germany)(a)(e)	9,240	346,363
		$3,805,028
MIDSTREAM — OIL & GAS — 0.9%
Kinder Morgan, Inc.	190,941	$3,200,171
		$3,200,171
RAILROAD ROLLING STOCK — 0.9%
Westinghouse Air Brake Technologies Corp.	35,436	$2,908,587
		$2,908,587
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.7%
Cie Financiere Richemont SA Class A (Switzerland)	22,668	$2,413,662
		$2,413,662
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.6%
Samsung C&T Corp. (South Korea)	22,832	$2,162,920
		$2,162,920
REAL ESTATE OWNERS & DEVELOPERS — 0.6%
Swire Pacific Ltd. Class A (Hong Kong)	323,163	$1,925,354
		$1,925,354
AUTOMOTIVE RETAILERS — 0.4%
CarMax, Inc.(a)	15,324	$1,386,516
		$1,386,516

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS (Continued)	Shares	Fair Value
ENERGY — 0.4%
PHI Group, Inc., Restricted(b)(c)(d)	84,452	$1,292,116
		$1,292,116
HOTELS, RESTAURANTS & LEISURE — 0.4%
Marriott International, Inc. Class A	9,321	$1,267,749
		$1,267,749
OIL & GAS SERVICES & EQUIPMENT — 0.3%
McDermott International Ltd.(a)	1,611,740	$918,692
		$918,692
ENTERTAINMENT CONTENT — 0.3%
Netflix, Inc.(a)	4,891	$855,289
		$855,289
INDUSTRIALS — 0.2%
Uber Technologies, Inc.(a)	28,726	$587,734
		$587,734
RETAILING — 0.1%
Copper Earn Out Trust(b)(c)(d)	2,141	$11,776
Copper Property CTL Pass-Through Trust(a)(b)(c)(d)	16,058	204,739
		$216,515
TOTAL COMMON STOCKS — 46.2% (Cost $136,519,060)		$154,720,383
SPECIAL PURPOSE ACQUISITION COMPANIES(a)
Accelerate Acquisition Corp.	139	$1,364
African Gold Acquisition Corp.	13,383	131,555
Agile Growth Corp.	73,868	724,645
Alpha Partners Technology Merger Corp.	3,087	29,944
Angel Pond Holdings Corp. Class A	72,045	703,880
Angel Pond Holdings Corp.	24,015	9,606
Apollo Strategic Growth Capital II	15,782	155,295
Ares Acquisition Corp.	37,713	371,850
Atlantic Coastal Acquisition Corp.	31,363	2,509
Atlantic Coastal Acquisition Corp. Class A	94,089	920,190
Atlantic Coastal Acquisition Corp. II	23,909	238,134
Avanti Acquisition Corp. (Cayman Islands)	179,000	1,777,470
BigBear.ai Holdings, Inc.	20,278	8,111
Biote Corp.	139	49
Broadscale Acquisition Corp.	15,962	3,780
Broadscale Acquisition Corp. Class A	63,849	626,997
BurTech Acquisition Corp.	94,574	941,957
C5 Acquisition Corp.	18,292	182,737
Churchill Capital Corp. VII	46,921	462,172
Colonnade Acquisition Corp. II	78,438	768,692
COVA Acquisition Corp. Class A	25,443	250,105
COVA Acquisition Corp. Class A	12,721	1,278
DHC Acquisition Corp.	39,560	387,292
Digital Transformation Opportunities Corp.	5,496	53,641
Disruptive Acquisition Corp. I	78,438	767,908
ESM Acquisition Corp.	12	118
Flame Acquisition Corp.	78,434	773,359
Forest Road Acquisition Corp. II	94,701	928,070
Fortress Value Acquisition Corp. IV	37,663	367,591

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES (Continued)	Shares	Fair Value
FTAC Hera Acquisition Corp.	9,486	$93,152
Fusion Acquisition Corp. II	13,221	129,500
Glenfarne Merger Corp.	78,770	767,220
Global Partner Acquisition Corp. II	29,450	289,788
Golden Arrow Merger Corp.	78,438	766,339
Gores Holdings VII, Inc.	375	3,682
Gores Holdings VIII, Inc.	2,244	1,268
Gores Holdings VIII, Inc. Class A	17,956	176,867
Gores Technology Partners II, Inc.	495	4,876
GSR II Meteora Acquisition Corp.	32	292
GX Acquisition Corp. II	16,476	2,307
GX Acquisition Corp. II Class A	49,428	483,900
Heliogen, Inc.	7,538	1,982
Hudson Executive Investment Corp. III	94,802	929,060
InterPrivate IV InfraTech Partners, Inc.	65,644	645,937
Kismet Acquisition Three Corp.	78,438	767,124
Landcadia Holdings IV, Inc.	94,488	925,037
Lazard Growth Acquisition Corp. I	2,856	28,017
Lead Edge Growth Opportunities Ltd.	8,532	83,784
Macondray Capital Acquisition Corp. I	78,771	780,621
Mason Industrial Technology, Inc.	57,779	563,345
Metals Acquisition Corp. Class A	41,269	404,023
Metals Acquisition Corp.	13,756	6,476
Mission Advancement Corp.	46,588	455,165
Monument Circle Acquisition Corp.	5,326	52,355
Northern Star Investment Corp. III	41,998	411,160
Northern Star Investment Corp. IV	32,445	317,312
Orion Acquisition Corp.	19,230	188,646
Peridot Acquisition Corp. II	44,467	435,777
Pershing Square Tontine Holdings Ltd. Class A	14,610	291,762
Pine Technology Acquisition Corp. Class A	73,500	718,095
Pine Technology Acquisition Corp.	24,500	1,225
Plum Acquisition Corp. I	73,975	725,695
PowerUp Acquisition Corp.	3,497	35,285
Prenetics Global Ltd.	815	147
Ross Acquisition Corp. II	17,636	173,891
RXR Acquisition Corp.	750	7,312
Silver Spike Acquisition Corp. II Class A	9,972	97,676
Silver Spike Acquisition Corp. II Class A	2,493	150
Slam Corp.	54,472	534,915
Stratim Cloud Acquisition Corp.	51,216	499,356
Swvl Holdings Corp.	2,126	872
TCW Special Purpose Acquisition Corp.	9,056	88,296
Tio Tech A (Germany)	22,561	219,744
TLG Acquisition One Corp.	94,701	929,017
Twelve Seas Investment Co. II	75,237	738,827
Viking Acquisition (Norway)(b)(c)(d)	1,687,500	1,142,167
Virgin Orbit Holdings, Inc.	7,210	4,168
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES — 8.2% (Cost $28,126,209)		$27,513,911
LIMITED PARTNERSHIPS
Blue Torch Credit Opportunities Fund II LP (Private Credit)(c)(d)(f)(j)(k)	55,000	$4,559,316
Clover Private Credit Opportunities LP (Private Credit)(c)(d)(f)(k)	60,000	3,733,279
HIG Whitehorse Direct Lending 2020 LP (Private Credit)(c)(d)(f)(j)(k)	55,000	2,065,996
Metropolitan Partners Fund VII LP (Private Credit)(c)(d)(f)(j)(k)	80,000	7,314,360

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

LIMITED PARTNERSHIPS (Continued)	Shares or Principal Amount	Fair Value
MSD Private Credit Opportunities Fund 2 LP (Private Credit)(c)(d)(f)(j)(k)	80,000	$4,839,941
MSD Real Estate Credit Opportunities Fund (Private Credit)(c)(d)(f)(j)(k)	30,000	2,347,649
Nebari Natural Resources Credit Fund I LP (Private Credit)(c)(d)(f)(j)(k)	55,000	2,323,212
Piney Lake Opportunities Fund LP (Private Credit)(c)(d)(k)	30,000	3,200,591
Post Road Special Opportunity Fund I LP (Private Credit)(c)(d)(f)(j)(k)	18,000	960,267
Silverpeak Credit Opportunities Onshore Fund LP (Private Credit)(c)(d)(k)	34,745	2,875,444
Silverpeak Special Situations (Private Credit)(c)(d)(f)(j)(k)	48,500	2,774,599
TOTAL LIMITED PARTNERSHIPS — 11.0% (Cost $34,857,675)		$36,994,654
PREFERRED STOCKS
ENGINEERING SERVICES — 0.1%
McDermott International, Inc. — 8.00%(b)(c)(d)	711	$426,651
		$426,651
ENERGY — 0.0%
Gulfport Energy Corp. — 10.000%(b)(d)	21	$12,810
		$12,810
TOTAL PREFERRED STOCKS — 0.1% (Cost $20,241)		$439,461
CLOSED END FUND — 0.2%
Altegrity, Inc.(c) (Cost $0)	142,220	$722,478
		$722,478
WARRANTS
MIDSTREAM — OIL & GAS — 0.1%
Windstream Holdings II, LLC 09/21/55(b)(c)(d)	10,312	$154,680
		$154,680
ENERGY — 0.0%
Cie Financiere Richemont SA 11/22/2023(a)	69,686	$37,958
		$37,958
TOTAL WARRANTS — 0.1% (Cost $316,230)		$192,638
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
NON-AGENCY — 0.4%
A10 Bridge Asset Financing LLC 2020-C A — 2.021% 8/15/2040(e)	$35,241	$34,740
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(g)	27,190	27,027
BX Commercial Mortgage Trust 2021-VOLT F, 1M USD LIBOR + 2.400% — 3.724% 9/15/2036(e)(g)	1,311,000	1,223,082
		$1,284,849
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $1,372,886)		$1,284,849
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Nomura Resecuritization Trust 2016-1R 3A1 — 5.000% 9/28/2036(e)(g) (Cost $4,080)	$3,940	$3,926
		$3,926

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 14.2%
COLLATERALIZED LOAN OBLIGATION — 6.5%
ABPCI Direct Lending Fund CLO I LLC 2016-1A E2, 3M USD LIBOR + 8.730% — 9.793% 7/20/2033(e)(g)	$2,056,000	$1,922,251
ABPCI Direct Lending Fund CLO II LLC 2017-1A ER, 3M USD LIBOR + 7.600% — 7.854% 4/20/2032(e)(g)	2,942,000	2,705,981
Barings Middle Market CLO Ltd. 2021-IA D, 3M USD LIBOR + 8.650% — 9.713% 7/20/2033(e)(g)	1,040,000	980,088
Fortress Credit Opportunities IX CLO Ltd. 2017-9A ER, 3M USD LIBOR + 8.060% — 9.104% 10/15/2033(e)(g)	5,186,000	4,789,992
IVY Hill Middle Market Credit Fund XII Ltd. 12A DR, 3M USD LIBOR + 8.170% — 9.233% 7/20/2033(e)(g)	814,000	758,374
Ivy Hill Middle Market Credit Fund XVIII Ltd. 18A E, 3M USD LIBOR + 7.750% — 8.886% 4/22/2033(e)(g)	3,464,000	3,221,759
Parliament CLO II Ltd. 2021-2A D, 3M USD LIBOR + 3.700% — 4.180% 8/20/2032(e)(g)	1,854,000	1,680,729
TCP Whitney CLO Ltd. 2017-1A ER, 3M USD LIBOR + 8.160% — 9.638% 8/20/2033(e)(g)	1,571,000	1,465,004
VCP CLO II Ltd. 2021-2A E, 3M USD LIBOR + 8.400% — 9.454% 4/15/2031(e)(g)	4,421,000	4,148,122
		$21,672,300
EQUIPMENT — 0.9%
Coinstar Funding LLC 2017-1A A2 — 5.216% 4/25/2047(e)	$2,910,800	$2,816,018
Prop 2017-1A — 5.300% 3/15/2042(b)	463,977	414,591
		$3,230,609
OTHER — 6.8%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(e)	$350,000	$332,269
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A B — 4.935% 12/20/2030(e)	3,536,000	3,398,213
ABPCI Direct Lending Fund ABS II LLC 2022-2A C — 8.237% 3/1/2032(b)(e)	3,387,000	3,340,259
Cologix Data Centers US Issuer LLC 2021-1A C — 5.990% 12/26/2051(e)	1,765,000	1,623,584
Diamond Infrastructure Funding LLC 2021-1A C — 3.475% 4/15/2049(e)	384,000	326,507
Diamond Issuer 2021-1A C — 3.787% 11/20/2051(e)	1,000,000	847,754
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(e)	109,000	104,817
Elm Trust 2020-4A B — 3.866% 10/20/2029(e)	1,177,000	1,106,580
Elm Trust 2020-3A B— 4.481% 8/20/2029(e)	271,000	258,941
Golub Capital Partners ABS Funding Ltd. 2021-1A B — 3.816% 4/20/2029(e)	1,444,000	1,345,401
Golub Capital Partners ABS Funding Ltd. 2021-2A B — 3.994% 10/19/2029(e)	3,377,000	3,070,582
Golub Capital Partners ABS Funding Ltd. 2020-1A B — 4.496% 1/22/2029(e)	1,620,000	1,529,918
Hotwire Funding LLC 2021-1 C — 4.459% 11/20/2051(e)	750,000	688,337
Legal Fee Funding LLC 2006-1A A — 8.000% 7/20/2036(e)	175,632	177,844
Monroe Capital ABS Funding Ltd. 2021-1A B — 3.908% 4/22/2031(e)	872,000	814,818
TVEST LLC 2020-A A — 4.500% 7/15/2032(e)	75,399	74,703
VCP RRL ABS I Ltd. 2021-1A B — 2.848% 10/20/2031(e)	1,241,363	1,161,726
VCP RRL ABS I Ltd. 2021-1A C — 5.425% 10/20/2031(e)	2,614,882	2,507,410
		$22,709,663
TOTAL ASSET-BACKED SECURITIES — 14.2% (Cost $50,200,448)		$47,612,572
CORPORATE BONDS & NOTES
COMMUNICATIONS — 0.4%
Consolidated Communications, Inc. — 6.500% 10/1/2028(e)	$1,272,000	$1,081,938
Frontier Communications Holdings LLC — 5.875% 10/15/2027(e)	453,000	406,001
		$1,487,939

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
CONSUMER, CYCLICAL — 0.9%
Air Canada Pass-Through Trust 2020-1C — 10.500% 7/15/2026(e)	$2,643,000	$2,857,206
		$2,857,206
CONSUMER, NON-CYCLICAL — 0.1%
Cimpress PLC — 7.000% 6/15/2026(e)	$381,000	$300,037
		$300,037
ENERGY — 3.6%
Gulfport Energy Corp. — 6.000% 10/15/2024(b)(d)	$337,000	$—
Gulfport Energy Corp. — 6.375% 5/15/2025(b)(d)	162,000	—
Gulfport Energy Corp. — 6.375% 1/15/2026(b)(d)	169,000	—
Gulfport Energy Corp. — 6.625% 5/1/2023(b)(d)	171,000	—
Gulfport Energy Corp. — 8.000% 5/17/2026	10,975	10,783
Natural Resource Partners LP/NRP Finance Corp. — 9.125% 6/30/2025(e)	945,000	961,360
Par Petroleum LLC/Par Petroleum Finance Corp. — 12.875% 1/15/2026(e)	1,300,000	1,384,500
Tidewater, Inc. — 8.500% 11/16/2026	9,600,000	9,696,000
		$12,052,643
FINANCIAL — 1.4%
Midcap Financial Issuer Trust — 6.500% 5/1/2028(e)	$3,466,000	$2,980,760
OWL Rock Core Income Corp. — 4.700% 2/8/2027(e)	1,970,000	1,805,039
		$4,785,799
TOTAL CORPORATE BONDS & NOTES — 6.4% (Cost $21,894,008)		$21,483,624
CORPORATE BANK DEBT
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 3.250% — 4.916% 9/29/2024(c)(g)(i)	$1,687,208	$1,613,393
Applied Systems, Inc., 3M USD LIBOR + 3.000% — 5.250% 9/19/2024(c)(g)(i)	706,286	704,344
Asurion LLC, 1M USD LIBOR + 3.000% — 4.666% 11/3/2024(c)(g)(i)	2,356,695	2,203,510
Axiom Global, Inc., 1M USD LIBOR + 5.500% — 6.489% 10/1/2026(c)(g)(i)	1,753,527	1,683,386
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027(c)(g)(i)	152,116	150,214
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027(c)(g)(i)	2,198,175	2,170,698
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 5.166% 5/17/2028(c)(g)(i)	1,001,433	930,081
Emerald Topco, Inc., 1M USD LIBOR — 3M USD LIBOR + 3.500% — 4.560% — 4.739% 7/24/2026(c)(g)(i)	1,165,038	1,082,029
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 6.063% 5/1/2028(c)(g)(i)	1,256,310	1,171,509
GHX Ultimate Parent Corp, 6M USD LIBOR + 3.250% — 6.127% 6/28/2024(c)(g)(i)	1,741,726	1,719,954
Hanjin International Corp., 3M USD LIBOR + 5.000% — 7.160% 12/23/2022(c)(g)(i)	1,666,000	1,591,030
Heartland Dental LLC, 1M USD LIBOR + 4.000% — 5.642% 4/30/2025(c)(g)(i)	1,750,355	1,638,770
JC Penney Corp., Inc., 1M USD LIBOR + 9.500% — 6/23/2023(c)(g)(i)	471,317	47
McDermott Intl Senior Exit LC — 0.000% 6/30/2024(c)(i)	744,662	(335,098)
McDermott LC, 1M USD LIBOR + 4.000% — 4.131% 12/31/2025(b)(c)(d)(f)(g)(i)	302,560	342,353
McDermott Super Senior Exit LC — 0.500% 6/30/2024(c)(f)(i)	7,365,000	(1,362,525)
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 2.666% 6/30/2025(c)(g)(i)	1,197,217	598,609
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 4.666% 6/28/2024(c)(g)(i)	141,919	85,152
Mediaco Holding, Inc. Class A, 8.400%, PIK — 0.000% 11/25/2024(b)(c)(d)(i)	3,574,428	3,324,218
Packers Holdings LLC, 1M USD LIBOR + 3.250% — 4.403% 3/9/2028(c)(g)(i)	1,175,317	1,071,008
PetVet Care Centers LLC, 1M USD LIBOR + 3.500% — 5.166% 2/14/2025(c)(g)(i)	648,995	612,216
Polaris Newco, LLC Term Loan B, 1M USD LIBOR + 4.000% — 5.666% 6/2/2028(c)(g)(i)	1,157,255	1,063,957
QBS Parent, Inc., 3M USD LIBOR + 4.250% — 5.916% 9/22/2025(c)(g)(i)	1,954,430	1,817,620

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
WH Borrower LLC, 3M USD LIBOR + 5.500% — 6.752% 2/15/2027(c)(g)(i)	$1,167,000	$1,113,026
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.916% 9/21/2027(c)(g)(i)	256,394	239,408
TOTAL CORPORATE BANK DEBT — 7.5% (Cost $30,024,286)		$25,228,909
CONVERTIBLE BONDS
COMMUNICATIONS — 2.7%
Delivery Hero SE (Germany) — 1.000% 04/30/2026	$3,500,000	$2,372,488
Delivery Hero SE (Germany) — 1.000% 04/23/2027	500,000	363,551
RealReal, Inc. — 3.000% 16/15/2025	2,000,000	1,188,298
Upwork, Inc. — 0.250% 08/15/2026(e)	2,500,000	1,906,250
Wayfair, Inc. — 0.625% 10/01/2025	4,572,000	3,019,806
		$8,850,393
TOTAL CONVERTIBLE BONDS — 2.7% (Cost $10,219,562)		$8,850,393
TOTAL BONDS & DEBENTURES — 31.2% (Cost $113,715,270)		$104,464,273
TOTAL INVESTMENT SECURITIES — 97.0% (Cost $313,554,685)		$325,047,798
SHORT-TERM INVESTMENTS — 2.3%
State Street Bank Repurchase Agreement — 0.24% 7/1/2022 (Dated 06/30/2022, repurchase price of $7,688,051, collateralized by $7,850,400 principal amount U.S. Treasury Notes — 3.000% 2024, fair value $7,841,812)(h)	$7,688,000	$7,688,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,688,000)		$7,688,000
TOTAL INVESTMENTS — 99.3% (Cost $321,242,685)		$332,735,798
Other assets and liabilities, net — 0.7%		2,512,100
NET ASSETS — 100.0%		$335,247,898

(a)  Non-income producing security.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 7 of the Notes to Financial Statements).

(c)  Restricted securities. These restricted securities constituted 20.46% of total net assets at June 30, 2022, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted 13.82% of total net assets at June 30, 2022.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(g)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2022. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

(i)  For corporate bank debt, the rate shown may represent a weighted average interest rate.

(j)  As of June 30, 2022, the Fund had entered into commitments to fund various delayed draw limited partnership and/debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 9 of the Notes to Financial Statements for further information on these commitments and contingencies.

(k)  Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 9 of the Notes to Financial Statements for respective investment categories and redemptive restrictions.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2022
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 3.250% — 4.916% 9/29/2024	03/06/2020, 02/02/2021, 03/17/2021, 03/18/2021	$1,682,300	$1,613,393	0.48%
Altegrity, Inc.	09/01/2021, 03/15/2022	—	722,478	0.22%
Applied Systems, Inc., 3M USD LIBOR + 3.000% — 5.250% 9/19/2024	07/28/2021, 08/03/2021	704,950	704,344	0.21%
Asurion LLC, 1M USD LIBOR + 3.000% — 4.666% 11/3/2024	01/06/2021, 03/01/2021, 03/02/2021,05/21/2021, 07/14/2021	2,355,061	2,203,510	0.66%
Axiom Global, Inc., 1M USD LIBOR + 5.500% — 6.489% 10/1/2026	11/19/2021, 11/18/2021	1,737,702	1,683,386	0.50%
Blue Torch Credit Opportunities Fund II LP	02/16/2021	4,241,094	4,559,316	1.36%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027	11/12/2020	151,531	150,214	0.05%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027	11/12/2020	2,181,266	2,170,698	0.65%
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 5.166% 5/17/2028	04/30/2021	992,994	930,081	0.28%
Clover Private Credit Opportunities LP	12/31/2021	3,658,948	3,733,279	1.11%
Copper Earn Out Trust	12/08/2020	—	11,776	0.00%
Copper Property CTL Pass -Through Trust	10/05/2017, 10/06/2017, 10/11/2017, 11/19/2018, 11/27/2018, 06/08/2020, 07/10/2020	528,672	204,739	0.06%
Emerald Topco, Inc., 1M USD LIBOR — 3M USD LIBOR + 3.500% — 4.560% — 4.739% 7/24/2026	09/20/2021	1,158,182	1,082,029	0.32%
Epic Games, Inc.	06/25/2020	2,499,525	2,425,626	0.72%
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 6.063% 5/1/2028	04/09/2021	1,245,686	1,171,509	0.35%
GHX Ultimate Parent Corp., 6M USD LIBOR + 3.250% — 6.127% 6/28/2024	07/23/2021, 08/17/2021, 05/20/2021	1,735,888	1,719,954	0.51%
Hanjin International Corp., 3M USD LIBOR + 5.000% — 7.160% 12/23/2022	12/23/2020	1,663,839	1,591,030	0.47%
Heartland Dental LLC, 1M USD LIBOR + 4.000% — 5.642% 4/30/2025	06/10/2021, 08/02/2021, 08/03/2021, 08/12/2021, 12/02/2021	1,743,442	1,638,770	0.49%
HIG Whitehorse Direct Lending 2020 LP	07/30/2021	2,147,140	2,065,996	0.62%
JC Penney Corp., Inc., 1M USD LIBOR + 9.500% 6/23/2023	02/03/2021	—	47	0.00%
McDermott International, Inc.	12/31/2020	—	426,651	0.13%
McDermott LC, 1M USD LIBOR + 4.000% — 4.131% 12/31/2025	03/04/2021	927,842	342,353	0.10%
McDermott Intl Senior Exit LC — 0.000% 6/30/2024	07/01/2020	(304,375)	(335,098)	(0.10)%
McDermott Super Senior Exit LC — 0.500% 6/30/2024	02/28/2020, 12/14/2020 05/31/2022, 12/31/2021,	(33,536)	(1,362,525)	(0.41)%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2022
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 2.666% 6/30/2025	1/31/2022, 02/28/2022, 03/31/2022, 04/29/2022	$2,318,615	$598,609	0.18%
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 4.666% 6/28/2024	07/27/2020 01/01/2022, 02/01/2022	141,919	85,152	0.03%
Mediaco Holding, Inc. Class A, 8.400%, PIK — 0.000% 11/25/2024	04/01/2022, 03/01/2022, 05/01/2022	3,555,541	3,324,218	0.99%
Metropolitan Partners Fund VII LP	05/13/2021	7,736,000	7,314,360	2.18%
MSD Private Credit Opportunities Fund 2 LP	03/08/2021	4,621,296	4,839,941	1.44%
MSD Real Estate Credit Opportunities Fund	06/11/2020	2,219,543	2,347,649	0.70%
Nebari Natural Resources Credit Fund I LP	08/18/2020, 10/05/2020	3,236,830	2,323,212	0.69%
PHI Group, Inc., Restricted	08/19/2019	690,707	1,292,116	0.39%
Packers Holdings LLC, 1M USD LIBOR + 3.250% — 4.403% 3/9/2028	04/16/2021	1,170,417	1,071,008	0.32%
PetVet Care Centers LLC, 1M USD LIBOR + 3.500% — 5.166% 2/14/2025	11/22/2021	647,652	612,216	0.18%
Piney Lake Opportunities Fund LP	06/30/2021	2,923,697	3,200,591	0.95%
Polaris Newco, LLC Term Loan B, 1M USD LIBOR + 4.000% — 5.666% 6/2/2028	06/03/2021, 07/30/2021	1,153,995	1,063,957	0.32%
Post Road Special Opportunity Fund I LP	01/26/2021	929,437	960,267	0.29%
QBS Parent, Inc., 3M USD LIBOR + 4.250% — 5.916% 9/22/2025	04/13/2020	1,699,956	1,817,620	0.54%
Silverpeak Credit Opportunities Onshore Fund LP	06/07/2021	2,257,291	2,875,444	0.86%
Silverpeak Special Situations	06/07/2021, 10/05/2021	2,474,256	2,774,599	0.83%
Viking Acquisition (Norway)	06/03/2021	895,005	1,142,167	0.34%
WH Borrower LLC, 3M USD LIBOR + 5.500% — 6.752% 2/15/2027	02/10/2022, 04/12/2022	1,144,702	1,113,026	0.33%
Windstream Holdings II, LLC 09/21/55	11/16/2020	316,230	154,680	0.05%
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.916% 9/21/2027	08/11/2020	248,718	239,408	0.07%
TOTAL RESTRICTED SECURITIES		$71,399,958	$68,603,796	20.46%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022

(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $313,554,685)	$325,047,798
Short-term investments — at amortized cost repurchase agreement	7,688,000
Cash	119,041
Foreign currencies at value (identified cost $1,737,484)	1,746,332
Receivable for:
Dividends and interest	1,591,755
Investment securities sold	1,388,650
Prepaid expenses and other assets	8,525
Total assets	337,590,101
LIABILITIES
Payable for:
Investment securities purchased	1,889,530
Advisory fees	197,568
Capital Stock repurchased	39,933
Accrued expenses and other liabilities	215,172
Other commitments and contingencies — Note 9
Total liabilities	2,342,203
NET ASSETS	$335,247,898
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,344,483 shares	$8,344,483
Additional Paid-in Capital	309,899,187
Distributable earnings	17,004,228
NET ASSETS	$335,247,898
NET ASSET VALUE
Common Stock net asset value per share	$40.18
Common Stock market price per share	$37.33

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2022

(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $60,681)	$2,169,345
Interest	4,002,315
Total investment income	6,171,660
EXPENSES
Advisory fees	1,250,301
Legal fees	95,850
Transfer agent fees and expenses	85,907
Reports to shareholders	76,800
Director fees and expenses	54,899
Delaware tax expense	54,873
Custodian fees	30,586
Audit and tax services fees	28,745
Filing fees	12,397
Administrative services fees	8,983
Other professional fees	7,233
Other	5,974
Total expenses	1,712,548
Net investment income	4,459,112
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,353,655
Investments in foreign currency transactions	(208,522)
Net change in unrealized appreciation (depreciation) of:
Investments	(45,613,262)
Translation of foreign currency denominated amounts	(49,829)
Net realized and unrealized loss	(41,517,958)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,058,846)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2022 (Unaudited)	Year ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,459,112	$8,283,695
Net realized gain	4,145,133	31,840,717
Net change in unrealized appreciation (depreciation)	(45,663,091)	1,359,142
Net increase (decrease) in net assets resulting from operations	(37,058,846)	41,483,554
Distributions to shareholders	(9,289,579)	(38,598,736)
Capital Stock transactions:
Cost of Capital Stock repurchased	(1,198,886)	(2,037,577)
Net decrease from Capital Stock transactions	(1,198,886)	(2,037,577)
Total change in net assets	(47,547,311)	847,241
NET ASSETS
Beginning of period	382,795,209	381,947,968
End of period	$335,247,898	$382,795,209
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(31,396)	(46,936)
Change in Capital Stock outstanding	(31,396)	(46,936)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each period

	Six months ended June 30, 2022		Year ended December 31
	(Unaudited)		2021	2020	2019	2018	2017
Per share operating performance:
Net asset value at beginning of period	$45.70		$45.35	$44.44	$37.66	$45.06	$41.12
Income from investment operations:
Net investment income(a)	$0.53		$0.99	$0.70	$0.72	$0.55	$0.50
Net realized and unrealized gain (loss) on investment securities	(4.95)		3.94	1.82	7.02	(3.79)	5.17
Total from investment operations	$(4.42)		$4.93	$2.52	$7.74	$(3.24)	$5.67
Distributions to Common shareholders:
Dividends from net investment income	$(1.11)		$(2.02)	$(1.00)	$(1.00)	$(4.20)	$(0.71)
Distributions from net realized capital gains	—		(2.59)	(0.64)	—	—	(1.02)
Total distributions	$(1.11)		$(4.61)	$(1.64)	$(1.00)	$(4.20)	$(1.73)
Capital stock repurchased	$0.01		$0.03	$0.03	$0.04	$0.04	— (b)
Net asset value at end of period	$40.18		$45.70	$45.35	$44.44	$37.66	$45.06
Per share market value at end of period	$37.33		$43.21	$39.91	$38.69	$32.55	$40.76
Total investment return(c)	(11.23)%		19.95%	7.79%	22.11%	(7.69)%	18.42%
Net asset value total return(d)	(9.82)%		11.16%	5.98%	20.89%	(10.30)%	14.01%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$335,248		$382,795	$381,948	$376,706	$321,870	$388,264
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.95	%(e)	0.91%	1.04%	1.00%	0.91%	0.94%
Net investment income	2.47	%(e)	2.05%	1.69%	1.71%	1.23%	1.16%
Portfolio turnover rate	20	%(e)	47%	57%	29%	59%	30%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Based on market value per share, adjusted for reinvestment of distributions.

(d)  Based on net asset value per share, adjusted for reinvestment of distributions.

(e)  Annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2022
(Unaudited)

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end man- agement investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and as- sumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

D. Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2022. The Ad- viser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your in- vestment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment ap- proach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022
(Unaudited)

markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's invest- ments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than an- ticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund re- ceives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the re- purchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Special Purpose Acquisition Companies Risk—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking ac- quisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an un- favorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022
(Unaudited)

negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may de- preciate significantly over time.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. Similar consequences could arise as a result of the spread of other infectious diseases. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2022. Effective October 5, 2020, the Board reinstated the repurchase program through June 30, 2022. During the period ended June 30, 2022, the Fund repurchased 31,539 of its outstanding shares at a weighted-average discount of 8.79% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2022. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 4—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2022, the Fund paid aggregate fees and expenses of $54,899 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5—Purchases and Sale

Cost of purchases of investment securities (excluding short-term investments) aggregated $34,287,636 for the period ended June 30, 2022. The proceeds and cost of securities sold resulting in net realized gains of $4,339,160 aggregated $43,900,194 and $39,561,034, respectively, for the period ended June 30, 2022.

NOTE 6—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2022 was $314,806,356 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2022, for federal income tax purposes was $35,069,298 and $(24,827,856), respectively resulting in net unrealized appreciation of $10,241,442. As of and during the period ended June 30, 2022, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022
(Unaudited)

NOTE 7—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible se- curities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the fol- lowing inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of invest- ments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the management of the limited partnerships. Investments in private funds can never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2022:

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient	Total
Common Stocks
Semiconductor Devices	$16,084,356	—	—	—	$16,084,356
Internet Media	14,230,247	—	—	—	14,230,247
Cable & Satellite	12,922,729	—	—	—	12,922,729
Industrial Distribution & Rental	11,349,136	—	—	—	11,349,136
Application Software	8,902,582	—	$2,425,626	—	11,328,208
Cement & Aggregates	10,009,328	—	—	—	10,009,328
Diversified Banks	7,429,489	—	—	—	7,429,489
P&C Insurance	7,258,313	—	—	—	7,258,313
Electrical Components	7,095,523	—	—	—	7,095,523
Insurance Brokers	5,659,235	—	—	—	5,659,235
Base Metals	5,594,501	—	—	—	5,594,501
Investment Companies	5,341,119	—	—	—	5,341,119
Banks	5,179,057	—	—	—	5,179,057
Food Services	4,285,269	—	—	—	4,285,269
Integrated Utilities	4,013,014	—	—	—	4,013,014

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022
(Unaudited)

Investments	Level 1	Level 2	Level 3	NAV as Practical Expedient	Total
Chemicals	$4,000,526	—	—	—	$4,000,526
E-Commerce Discretionary	3,805,028	—	—	—	3,805,028
Midstream—Oil & Gas	3,200,171	—	—	—	3,200,171
Railroad Rolling Stock	2,908,587	—	—	—	2,908,587
Apparel, Footwear & Accessory Design	2,413,662	—	—	—	2,413,662
Commercial & Residential Building Equipment & Systems	2,162,920	—	—	—	2,162,920
Real Estate Owners & Developers	1,925,354	—	—	—	1,925,354
Automotive Retailers	1,386,516	—	—	—	1,386,516
Energy	—	—	$1,292,116	—	1,292,116
Hotels, Restaurants & Leisure	1,267,749	—	—	—	1,267,749
Oil & Gas Services & Equipment	918,692	—	—	—	918,692
Entertainment Content	855,289	—	—	—	855,289
Industrials	587,734	—	—	—	587,734
Retailing	—	—	216,515	—	216,515
Special Purpose Acquisition Companies	26,336,459	$35,285	1,142,167	—	27,513,911
Limited Partnerships	—	—	—	$36,994,654	36,994,654
Preferred Stocks
Engineering Services	—	—	426,651	—	426,651
Energy	—	—	12,810	—	12,810
Closed End Fund	—	722,478	—	—	722,478
Warrants
Midstream—Oil & Gas	—	—	154,680	—	154,680
Energy	37,958	—	—	—	37,958
Commercial Mortgage-Backed Securities
Non-Agency	—	1,284,849	—	—	1,284,849
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	3,926	—	—	3,926
Asset-Backed Securities
Collateralized Loan Obligation	—	21,672,300	—	—	21,672,300
Equipment	—	2,816,018	414,591	—	3,230,609
Other	—	19,369,404	3,340,259	—	22,709,663
Corporate Bonds & Notes	—	21,483,624	—	—	21,483,624
Corporate Bank Debt	—	21,562,338	3,666,571	—	25,228,909
Convertible Bonds	—	8,850,393	—	—	8,850,393
Short-Term Investment	—	7,688,000	—	—	7,688,000
	$177,160,543	$105,488,615	$13,091,986	$36,994,654	$332,735,798

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2022:

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)(a)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2022
Common Stocks	$5,541,731	$(1,607,474)	$210,879	$(210,879)	—	$3,934,257	$(1,409,674)
Special Purpose Acquisition Companies	1,277,458	(135,291)	—	—	—	1,142,167	290,524
Preferred Stocks	438,008	1,481	—	(28)	—	439,461	1,453

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022
(Unaudited)

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)(a)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2022
Warrants
Midstream—Oil & Gas	$149,524	$5,156	—	—	—	$154,680	$5,156
Asset-Backed Securities
Equipment	461,434	(16,745)	—	$(30,098)	—	414,591	(16,764)
Other	—	(46,741)	$3,387,000	—	—	3,340,259	(46,741)
Corporate Bank Debt	3,505,700	61,481	14,967	(250,675)	$335,098	3,666,571	56,648
	$11,373,855	$(1,738,133)	$3,612,846	$(491,680)	$335,098	$13,091,986	$(1,119,398)

(a)  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the re- porting period. There were transfers of $335,098 out of Level 3 into Level 2. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2022:

Financial Assets	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Common Stock	$2,425,626	Pricing Model(f)	Capital stock activity	$558.00	$558.00
			Discounts	40%	40%
	$1,292,116	Pricing Model(e)	Last Executed Trade	$15.30	$15.30
	$216,515	Pricing Model(b)	Quotes/Prices	$5.50-$12.75	$12.36
Special Purpose Acquisition Companies	$1,142,167	Pricing Model(a)	Quotes/Prices	$0.67	$0.67
Preferred Stock	$439,461	Pricing Model(b)	Quotes/Prices	$600.00-$610.00	$600.29
Rights/ Warrants— Oil & Gas Services & Equipment	$154,680	Pricing Model(b)	Quotes/Prices	$15.00	$15.00
Asset-Backed Securities— Equipment	$414,591	Third-Party Broker Quote(c)	Quotes/Prices	$89.36	$89.36
Asset-Backed Securities— Other	$3,340,259	Third-Party Broker Quote(c)	Quotes/Prices	$98.62	$98.62
Corporate Bank Debt	$342,353	Pricing Model(b)	Quotes/Prices	$55.00	$55.00
	$3,324,218	Pricing Model(d)	Discounts	14.20%	14.20%

(a)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(b)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022
(Unaudited)

(c)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(d)  The Pricing Model technique for Level 3 securities involves external valuation by an independent third party who ustilized a discounted cash flow model.

(e)  The Pricing Model technique for Level 3 securities involves the last executed trade in the security.

(f)  The fair value of the investment is based on capital funding terms. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

NOTE 8—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Re- porting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2022, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)(a)
State Street Bank and Trust Company:
Repurchase Agreement	$7,688,000	$(7,688,000	)(b)	—	—

(a)  Represents the net amount receivable from the counterparty in the event of default.

(b)  Collateral with a value of $7,841,812 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9—Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of June 30, 2022, the value of corporate bank debt disclosed in the Schedule of Investments does not include unfunded commitments and the Fund was liable for unfunded commitments of $8,241,255.

As of June 30, 2022 the Fund valued its limited partnerships using NAV as a practical expedient. These limited partnerships are closed-end credit partnerships and the Fund was liable for unfunded commitments of $17,026,629. The Fund cannot redeem from these partnerships and will receive distributions from the limited partnerships as their credit investments are liquidated.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., and Robert F. Goldrich are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Director & Chairman	2015	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). He is a Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital, and Waverley Capital Acquisition Corporation
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997	Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Managing Partner of FPA.
Steven Romick, 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2015	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2015	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2015

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

Ryan A. Leggio, 1980	Vice President, Strategy	2021	Partner of FPA (since 2018), and previously Senior Vice President (2014-2017) and Vice President (2011-2013).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Managing Director and CFO (since 2022) of FPA. Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly Senior Vice President and Controller of FPA.
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

OTHER IMPORTANT FUND INFORMATION

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Annual Report, additional copies of which are available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022, is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not required for this filing.

(a)(2)	Not required for this filing.

(a)(3)	Not required for this filing.

(a)(4)	Not required for this filing.

(b)           There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated December 31, 2021 and as filed in Form N-CSR on March 10, 2022 SEC Accession No. 0001104659-22-032371 through the period ended June 30, 2022. Subsequently, Thomas Atteberry retired as Portfolio Manager of the Fund and as a Partner of FPA effective July 1, 2022, and serves as a Senior Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors reinstated the stock repurchase program at a Meeting of the Board of Directors on December 2, 2021 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2022.  During the period ended June 30, 2022, the registrant repurchased 31,539 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/22 - 1/31/22	135	$41.33	135	795,339
2/1/22 – 2/28/22	1,971	$40.58	1,971	793,368
3/1/22 – 3/31/22	0	-	0	793,368
4/1/22 - 4/30/22	2,736	$38.77	2,736	790,632
5/1/22 – 5/31/22	17,266	$38.09	17,266	773,366
6/1/22 – 6/30/22	9,431	$37.50	9,431	763,935

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 7, 2022

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 7, 2022